EXHIBIT 10.1

                               CYTOGEN CORPORATION
                            SHARE PURCHASE AGREEMENT



     This SHARE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of January 18, 2002, by and among CYTOGEN CORPORATION, a Delaware corporation (the "Company"), and the State of Wisconsin Investment Board (the "Purchaser").

1.   AUTHORIZATION OF SALE OF THE SHARES
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     Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 2,970,665 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company.

2.   AGREEMENT TO SELL AND PURCHASE THE SHARES
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     2.1  PURCHASE AND SALE
          -----------------

     Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell to the Purchaser, at the Closing (as defined below) 2,970,665 Shares.

     2.2  PURCHASE PRICE
          --------------

     The purchase price of each Share shall be $2.693 (the "Per Share Price"). The Company shall not, during the period beginning on the date of this Agreement and ending ninety (90) days after the Closing Date (as defined below), without adjusting the Per Share Price hereunder accordingly, sell (i) shares of Common Stock (excluding any shares of Common Stock issued pursuant to convertible securities or warrants outstanding as of the date of this Agreement or any shares of Common Stock issued in connection with the Company's Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), the Company's stock option plans, the Company's 401(k) plan (the "401(k) Plan") or the Company's Performance Bonus Plan with Stock Payment Program, effective June 19, 2001 (the "Performance Bonus Plan") (collectively, the "Excluded Securities")) at a price per share of less than the Per Share Price, or (ii) options, warrants or any other securities (excluding the Excluded Securities), provided, however, that the exercise price of the Excluded Securities is not lower than the fair market value of the underlying Common Stock on the date of the issuance or grant of such Excluded Securities) that can be converted into, or otherwise exchanged for, shares of Common Stock at a conversion, exchange or exercise price per share of less than the Per Share Price. In the event the Company shall (other than with respect to Excluded Securities), during the period beginning on the date of this Agreement and ending ninety (90) days after the Closing Date, sell any shares of Common Stock at, or any instruments that can be converted into or otherwise exchanged for Common Stock (the "Subsequent Sale") exercisable at, a price per share (the "Subsequent Purchase Price") of less than $2.693, the Company shall, within ten (10) business days of the Subsequent Sale, pay to the Purchaser a cash amount equal to the number of Shares purchased by the Purchaser hereunder times the difference between the Per Share Price and the Subsequent Purchase Price.

3.   DELIVERY OF THE SHARES AT THE CLOSING
     -------------------------------------

          (a) The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Hale and Dorr LLP, counsel to the Company, at 650 College Road East, Princeton, New Jersey at 9:00 a.m. local time on January 18, 2002, or such other time and date as may be agreed by the parties, (the "Closing Date").

          (b) At the Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to the Purchaser one or more stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser in writing, representing the number of Shares set forth in Section 2 above. The Company will deliver one certificate representing 2,376,532 Shares and one certificate representing 594,133 Shares (the "Certificates") against delivery of payment for the Shares by the Purchaser. Prior to the Purchaser's delivery of payment for the Shares, the Company will deliver via facsimile a copy of the Certificates to be delivered upon Closing to the office of the Purchaser (at the fax number indicated on the signature pages attached hereto).

          (c) The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

               (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased under this Agreement; and

               (ii) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled before the Closing.

          (d) The Purchaser's obligations to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by the Purchaser with respect to the Purchaser's obligation:

               (i) the representations and warranties made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing;

               (ii)  the Company  shall  have   delivered  to  the  Purchaser  a
                     certificate executed by the chairman of the board or president and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date;

               (iii) the Company  shall  have  delivered  to  Purchaser  a legal opinion in substantially the form attached hereto as Exhibit A; and

               (iv) the Company shall have obtained gross proceeds of at least $8.0 million from the sale of the Shares at the Closing.

4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY
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     Except as set forth on the Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants to the Purchaser as follows (which representations and warranties shall be deemed to apply, where appropriate, to each subsidiary of the Company):

     4.1  ORGANIZATION AND QUALIFICATION
          ------------------------------

     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company.

     4.2  CAPITALIZATION
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          (a) The authorized capital stock of the Company consists of 250,000,000 shares of Common Stock and 5,400,000 shares of Preferred Stock, 200,000 of which are designated as Series C Junior Participating Preferred Stock, $.01 par value.

          (b) As of January 16, 2002, the issued and outstanding capital stock of the Company consists of 79,793,241 shares of Common Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

          (c) As of January 16, 2002, the Company has reserved 6,779,321 shares of Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's stock option plans, or to be issued pursuant to the Employee Stock Purchase Plan or the 401(k) Plan, or to be issued pursuant to the Performance Bonus Plan.

          (d) As of January 16, 2002, the Company has reserved 393,630 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock.

          (e) As of January 16, 2002, the Company has reserved 919,355 shares of Common Stock for issuance upon conversion of an outstanding promissory note, which number of shares may increase in the event the Company issues or is deemed to have issued shares of Common Stock below the conversion price set forth therein.

          (f) As of January 16, 2002, the Company has reserved 950,000 shares of Common Stock for issuance pursuant to the satisfactory termination of certain obligations assumed in the Company's acquisition of Prostagen, Inc.

     With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

4.3  ISSUANCE, SALE AND DELIVERY OF THE SHARES
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          (a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances, and will not constitute "restricted securities" within the meaning of Rule 144(a)(3) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The certificates evidencing the Shares are in due and proper form under the Delaware General Corporation Law.

          (b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

4.4  FINANCIAL STATEMENTS
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     The financial statements included (as exhibits or otherwise) in the Disclosure Documents (as defined below) present fairly the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Disclosure Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly the information stated in the financial statements. The financial and statistical data set forth in the Disclosure Documents were prepared on an accounting basis consistent with such financial statements.

     4.5  NO MATERIAL CHANGE
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     Since September 30, 2001,

          (a) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets or business affairs of the Company, whether or not arising in the ordinary course of business;

          (b) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

          (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     The Company has no material contingent obligations that are not set forth in the Disclosure Documents.

     4.6  ENVIRONMENTAL
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     Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company,

          (a) the Company is in material compliance with all applicable Environmental Laws (as defined below);

          (b)  the  Company  has  all  permits,  authorizations   and  approvals
     required under any applicable Environmental Laws and is in material compliance with the requirements of such permits authorizations and approvals;

          (c) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims (as defined below) against the Company; and

          (d) under applicable law, to the best knowledge of the Company, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

     For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

     4.7  NO DEFAULTS
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     The Company is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject.

     4.8  LABOR MATTERS
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     No material labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent.

     4.9  NO ACTIONS
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     Except as set forth in the Disclosure Documents, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the best knowledge of the Company, threatened, against or affecting the Company which, singly or in the aggregate, might result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company, or which, singly or in the aggregate, might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

     4.10 INTELLECTUAL PROPERTY
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     Except as set forth in the Disclosure Documents:

          (a) To the best knowledge of the Company, the Company owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets that are material to the business of the Company as now conducted and as proposed to be conducted (in this Agreement called the "Proprietary Rights"), or is seeking, or will seek, to obtain rights to use such Proprietary Rights that are material to the business of the Company as proposed to be conducted.

          (b) The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights which are material to the business of the Company.

          (c) No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Proprietary Rights, nor, to the best knowledge of the Company, is there any reasonable basis therefor.

          (d) The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.

          (e) The Company has not received written notice of any pending conflict with or infringement upon any third-party proprietary rights.

          (f) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful.

          (g) The Company has complied, in all material respects, with its obligations relating to the protection of the Proprietary Rights which are material to the business of the Company used pursuant to licenses.

          (h) To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights.

     4.11 PERMITS
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     The Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets or business affairs of the Company.

     4.12 DUE EXECUTION, DELIVERY AND PERFORMANCE
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          (a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement, including the sale, issuance and delivery of the Shares, (i) have been duly authorized by all necessary corporate action on the part of the Company, its directors and stockholders; (ii) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject; (iii) will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company; and (iv) will not result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

     4.13 PROPERTIES
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     The Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

     4.14 COMPLIANCE
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     The Company has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets or business affairs of the Company.

     4.15 SECURITY MEASURES
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     The Company takes security measures designed to enable the Company to assert trade secret protection in its non-patented technology.

     4.16 CONTRIBUTIONS
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     To the best knowledge of the Company, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation.

     4.17 USE OF PROCEEDS; INVESTMENT COMPANY
          -----------------------------------

     The Company intends to use the proceeds from the sale of the Shares for working capital and other general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     4.18 PRIOR OFFERINGS
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     All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

     4.19 TAXES
          -----

     The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

     4.20 OTHER GOVERNMENTAL PROCEEDINGS
          ------------------------------

     To the best knowledge of the Company, there are no rulemaking or similar proceedings before any Federal, state, local or foreign government bodies that involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a prospective material adverse change in or effect on the condition, financial or otherwise, or in the earnings, assets or business affairs of the Company.

     4.21 NON-COMPETITION AGREEMENTS
          --------------------------

     Except as set forth on the Schedule of Exceptions, to the best knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or such person's performance of his or her obligations to the Company. The Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

     4.22 TRANSFER TAXES
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     On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

     4.23 INSURANCE
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     The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     4.24 GOVERNMENTAL/REGULATORY CONSENTS
          ---------------------------------

     All registration, authorization, approval, qualification or consent with or required by any court or governmental/ regulatory authority or agency that is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement have been obtained.

     4.25 SECURITIES AND EXCHANGE COMMISSION FILINGS
          ------------------------------------------

     The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

     4.26 DISCLOSURE DOCUMENTS
          --------------------

     The Company represents and warrants that the information contained in the following documents (the "Disclosure Documents"), which have been provided to, or are available to, the Purchaser is or will be true and correct in all material respects as of their respective filing dates set forth below and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made on such respective filing dates:

          (a) the Company's Registration Statement on Form S-3 (Registration No. 333-72226 attached hereto as Exhibit C) (including all exhibits thereto and all information and documents incorporated by reference therein, the "Registration Statement"), which includes the registration of the original issuance of the Shares of Common Stock purchased by the Purchaser pursuant to this Agreement, as filed with the Commission on October 25, 2001, and the supplement thereto dated January 22, 2002, with respect to the issuance of the Shares, as filed with the Commission on January 22, 2002;

          (b) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Commission on March 30, 2001;

          (c) the Company's Quarterly Report on Form 10-Q for each of the fiscal quarters ended March 31, 2001, as filed with the Commission on May 14, 2001, the fiscal quarter ended June 30, 2001, as filed with the Commission on August 13, 2001 and the fiscal quarter ended September 30, 2001, as filed with the Commission on November 13, 2001;

          (d)  the   Company's  Current  Report  on  Form  8-K  filed  with  the
     Commission on June 19, 2001;

          (e) the Company's Proxy Statement for its 2001 Annual Meeting of Stockholders; and

          (f) all other documents, if any, filed by the Company with the Commission since September 30, 2001 pursuant to the reporting requirements of the Securities Exchange Act.

     4.27 REGISTRATION STATEMENT
          ----------------------

     The Registration Statement has become effective under the Securities Act, and no stop order proceedings with respect thereto have been instituted or are pending or, to the best knowledge of the Company, threatened under the Securities Act and nothing has come to the Company's attention to lead us to believe that such proceedings are contemplated.

     4.28 CONTRACTS
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     The contracts described in the Disclosure Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company. Neither the Company nor, to the best knowledge of the Company, any other party is in material breach of or default under any such contracts.

     4.29 LISTING OF SHARES
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     The Company agrees to promptly secure the listing of the Shares upon each national securities exchange or automated quotation system upon which shares of Common Stock are then listed and, so long as the Purchaser owns any of the Shares, shall use all commercially reasonable efforts to maintain such listing of all Shares. The Company has taken no action designed to delist, or which is likely to have the effect of delisting, the Common Stock from any of the national securities exchange or automated quotation system upon which the shares of Common Stock are then listed.

     4.30 NO MANIPULATION OF STOCK
          ------------------------

     The Company has not taken and will not, in violation of applicable law, take any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
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     Each Purchaser represents, warrants and covenants to the Company as follows:

     5.1 This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

     5.2 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate, agency or other action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such execution, delivery and performance result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
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     Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor for a period of eighteen (18) months.

7.   INDEMNIFICATION; STOCK OPTION MATTERS
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     7.1  INDEMNIFICATION
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          (a)  Indemnification by the Company
               ------------------------------

               The Company agrees to indemnify and hold harmless each Purchaser, each person, if any, who controls such Purchaser within the meaning of
          Section 15 of the Securities Act and each officer, director, employee and agent of such Purchaser and of any such controlling person against any and all liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation of any representation, warranty, covenant or undertaking by the Company contained in this Agreement, and the Company will reimburse the Purchaser for its reasonable legal and other expenses (including the reasonable cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

          (b)  Indemnification by the Purchaser
               --------------------------------

               The Purchaser  agrees to indemnify and hold harmless the Company, each person,  if any,  who controls the Company  within the meaning of
          Section 15 of the Securities Act and each officer, director, employee and agent of the Company and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Purchaser contained in this Agreement, and the Purchaser will reimburse the Company for its reasonable legal and other expenses (including the reasonable cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

     7.2  STOCK OPTION MATTERS AND PROHIBITION ON TOXIC
          ---------------------------------------------

     The Company's Board of Directors shall, within thirty (30) days of the Closing Date, adopt, subject to stockholder approval, such amendments to the Company's stock option plans and By-laws (together, the "Stock Option Plan and By-law Amendments") to provide that, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders, the company shall not:

          (a) grant any stock option, including stock appreciation right, with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant;

          (b) reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future; cancel and re-grant options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled options are put back into the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme; or

          (c)  amend or repeal: (1) any of the provisions relating to subsection
     (a) or (b) of this Section 7.2; or (2) Section 2 or Section 3 of Article X of the Company's Bylaws.

     Upon the adoption of the Stock Option Plan and By-law Amendments by the Company's stockholders, the Company shall promptly furnish a copy of such amendments to the Purchaser. The Company agrees that, prior to the adoption of the Stock Option Plan and By-law Amendments by all necessary corporate action of the Company and approval of the Company's stockholders as described above, the Company shall not conduct any of the actions specified in (i) or (ii) above of this Section 7.2. The parties agree that the Company shall submit the Stock Option Plan and By-Law Amendments to the Company's stockholders for approval at the Company's 2002 Annual Meeting of Stockholders.

8.   LEGAL FEES AND OTHER TRANSACTION EXPENSES
     -----------------------------------------

     At the Closing, the Company agrees to pay a flat fee of $5,000 to the State of Wisconsin Investment Board for their legal and other transaction expenses (whether internal or external) arising in connection with the transactions contemplated by this Agreement.

9.   BROKER'S FEE
     ------------

     Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

10.  NOTICES
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     All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

          (a)  if to the Company, to:

               Cytogen Corporation
               600 College Road East
               Princeton, New Jersey 08540
               Attention:  H. Joseph Reiser, President
               cc:  Catherine M. Verna, Esq., Vice President

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

          (b) if to the Purchaser, at its address as set forth on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

11.  MODIFICATION; AMENDMENT
     -----------------------

     This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

12.  TERMINATION
     -----------

     This Agreement may be terminated by any party hereto, if the Closing has not occurred on or before thirty (30) days from the date of this Agreement.

13.  HEADINGS
     --------

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.  SEVERABILITY
     ------------

     If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.  GOVERNING LAW; JURISDICTION
     ---------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the federal law of the United States of America. The parties hereto hereby submit to the jurisdiction of the courts of the State of Delaware, or of the United States of America sitting in the State of Delaware, over any action, suit, or proceeding arising out of or relating to this Agreement. Nothing herein shall affect the right of the Purchaser to serve process in any manner permitted by law or limit the right of the Purchaser to bring proceedings against the Company in the competent courts of any other jurisdiction or jurisdictions.

16.  NO CONFLICTS OF INTEREST
     ------------------------

     The Company represents, warrants, and covenants that, to the best knowledge of the Company, no trustee or employee of the State of Wisconsin Investment Board identified on Exhibit D hereto, either directly or indirectly (a) currently holds a personal interest in the Company or any of its affiliates (together, the "Entity") or the Entity's property or securities, or (b) will, in connection with the investment made pursuant to this Agreement, receive (i) a personal interest in the Entity or the Entity's property or securities or (ii) anything of substantial economic value for his or her private benefit from the Entity or anyone acting on its behalf. As to ownership of an interest in the Entity's publicly traded securities, "knowledge" hereunder is based on an examination of record holders of the Entity's securities and actual knowledge of the undersigned.

17.  COUNTERPARTS
     ------------

     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.

                                  * * * * * * *

     IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                     CYTOGEN CORPORATION

                                     By:  /s/ H. Joseph Reiser
                                          ------------------------------
                                     Name:  H. Joseph Reiser

                                     Its:  President and Chief Executive Officer



                                     STATE OF WISCONSIN INVESTMENT BOARD

                                     By:  /s/ John F. Nelson
                                          ------------------------------
                                     Name:  John F. Nelson
                                            ----------------------------
                                     Title:  Investment Director
                                             ---------------------------
                                     Address:

                                     121 East Wilson Street
                                     Madison, WI 53702
                                     Facsimile: (608) 266-2436

                                    EXHIBIT A

                                 FORM OF OPINION



     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is, to our knowledge, currently conducted, to enter into and perform its obligations under the Agreement, and to carry out the transactions contemplated by the Agreement. The Company is duly qualified to do business and is in good standing in the State of New Jersey.

     2. The authorized capital stock of the Company on the date hereof consists of (i) 250,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), and (ii) 5,400,000 shares of Preferred Stock, $.01 par value per share, of which 200,000 shares have been designated as Series C Junior Participating Preferred Stock ("Series C Preferred Stock"). As of the date hereof, without giving effect to the transactions contemplated by the Agreement, there are (i) 79,793,241 shares of Common Stock of record issued and outstanding, and (ii) no shares of Series C Preferred Stock issued and outstanding.

     3. The Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company, and the Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement, will be duly and validly issued, fully paid and non-assessable, free of any statutory pre-emptive or similar right and, to our knowledge, any contractual pre-emptive or similar right and will not constitute "restricted securities" within the meaning of Rule 144(a)(3) promulgated under the Securities Act of 1933, as amended.

     4. The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company (except for such specific approvals of the Company's Board of Directors and stockholders as the Company may be required to obtain after the date hereof pursuant to Section 7.2 of the Agreement, on which we express no opinion), and the Agreement has been duly executed and delivered by the Company. The Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     5. The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any U.S. federal or New Jersey state law, rule or regulation applicable to the Company or the Delaware General Corporation Law Statute; (b) violate the provisions of the Company's Certificate of Incorporation or By-laws, each as amended to date; or (c) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreement to which the Company is a party and which is listed as an Exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2000 or the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2001.

     6. To our knowledge and except as set forth in the Disclosure Documents and the Schedule of Exceptions to the Agreement, there is no action, proceeding or litigation pending or threatened against the Company or its properties before any court, governmental or administrative agency or body which could reasonably be anticipated to result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company, or which questions the validity or enforceability of, or seeks to enjoin or invalidate, the Agreement or any action to be taken by the Company in connection therewith.

     7. The Registration Statement has become effective under the Securities Act, and to our knowledge (A) no stop order suspending its effectiveness has been issued and (B) no proceedings for that purpose are pending before or threatened by the Commission.

     8. The Registration Statement, as of the date it was declared effective by the Securities and Exchange Commission (the "Commission"), and the supplement thereto, filed with the Commission pursuant to Rule 424(b) on the date hereof (except for the financial statements, including the notes and schedules thereto, and other financial and accounting data included or incorporated therein, as to which we express no opinion) complied as to form with the Securities Act in all material respects; provided, however, that we express no opinion as to the compliance by the Company with any antifraud laws, rules or regulations.

     9. All required United States regulatory or governmental consents, approvals, authorizations, or orders and all required United States regulatory or governmental filings, restrictions and qualifications necessary for the issuance by the Company of the Shares as contemplated by the Agreements, have been made or obtained.

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS



Section 4.10: Release and Settlement Agreement dated as of August 28, 2000, by and among Northwest Biotherapeutics, Inc., a Delaware corporation, Northwest Clinicals LLC, a Washington limited liability company, Cytogen Corporation and Prostagen, Inc., executed in connection with a license agreement entered on such date with Northwest Biotherapeutics relating to in vitro dendritic cell processing immunotherapy.

Section 4.21: On July 24, 2001, Imagyn Medical Technologies, Inc. filed a Verified Complaint and supporting brief and Certifications of employees seeking immediate temporary restraints, a return date for a preliminary injunction hearing, expedited discovery, and other relief against the Company and two of its recently hired employees, Stephen Bagley and Dan Callahan, formerly employed by Imagyn. In that matter, Imagyn Medical Technologies, Inc. v. CYTOGEN Corporation, Stephen Bagley and Dan Callahan, Superior Court of New Jersey, Chancery Division, Mercer County, Doc. No. MER-C-109-01, the Verified Complaint alleged, among other things, that Messrs. Bagley and Callahan violated confidentiality agreements that they had entered into with Imagyn and that their employment by Cytogen was likely to cause them to continue to divulge information that is confidential and proprietary to Imagyn. Neither Bagley nor Callahan had executed a restrictive covenant or restraint against soliciting employees of Imagyn. On August 21, 2001, the Court heard oral argument on Imagyn's request for a preliminary injunction. The following day, the Court entered an Order denying Imagyn's application in its entirety. Mediation of this matter has been unsuccessful. Accordingly, the parties expect that a Scheduling Order will be entered shortly that will set forth the time period for completion of discovery and designation of a trial date.

                                    EXHIBIT C

                             REGISTRATION STATEMENT

    As filed with the Securities and Exchange Commission on October 25, 2001
                         Registration Statement No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               CYTOGEN CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                           22-2322400
-------------------------------                  -------------------------------
(State or Other Jurisdiction of                          (I.R.S. Employer
  Incorporation or Organization)                       Identification Number)

                          600 College Road East, CN5308
                           Princeton, New Jersey 08540
                                 (609) 750-8200
          -------------------------------------------------------------
          (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)

                            Catherine M. Verna, Esq.
                       Vice President and General Counsel
                               Cytogen Corporation
                          600 College Road East, CN5308
                           Princeton, New Jersey 08540
                                 (609) 750-8220
            ---------------------------------------------------------
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                                   ----------
                                    Copy to:
                           Richard S. Mattessich, Esq.
                                Hale and Dorr LLP
                              650 College Road East
                           Princeton, New Jersey 08540
                                 (609) 750-7600

                                   ----------

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. | |

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering. | |        .
                                                  -------
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.  | |        .
                            -------
If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. | |

                                   ----------

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                              Proposed
                                               Maximum   Proposed
                                              Offering   Maximum
                                    Amount      Price    Aggregate   Amount of
 Title of Shares                    to be        Per     Offering   Registration
 to be Registered                 Registered   Share(1)  Price(1)       Fee
--------------------------------------------------------------------------------
Common stock,
  $.01 par value per share......  10,000,000   $2.50    $25,000,000    $6,250
--------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act and based upon the average of the high and low prices on the Nasdaq National Market on October 22, 2001.

                                   ----------

THE COMPANY HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE COMPANY SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), SHALL DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING OFFERS TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  Subject to completion, dated October 25, 2001

PROSPECTUS

                               CYTOGEN CORPORATION

                        10,000,000 Shares of common stock

      This is a public offering of shares of the common stock of Cytogen Corporation. This means that from time to time:

      o we may offer and issue shares of common stock in varying amounts and at prices and on terms to be determined at the time of sale;

      o we will provide a prospectus supplement each time we sell such common stock; and

      o the prospectus supplement will describe the offering and the terms of each such sale.

      We will receive all of the proceeds from such sales.

      We may offer the securities directly or through agents or to or through underwriters or dealers. If any agents or underwriters are involved in the sale of the securities, their names, and any applicable purchase price, fee, commission or discount arrangement between or among them, will be set forth, or will be calculable from the information set forth, in an accompanying prospectus supplement. We can sell the securities through agents, underwriters or dealers only with delivery of a prospectus supplement describing the method and terms of the offering of such securities. See "Plan of Distribution."

      Our common stock is traded on the Nasdaq National Market under the symbol "CYTO."

                                   ----------

      THE SECURITIES OFFERED INVOLVE A HIGH DEGREE OF RISK. SEE "RISK FACTORS" COMMENCING ON PAGE 4 FOR A DISCUSSION OF SOME IMPORTANT RISKS YOU SHOULD CONSIDER BEFORE BUYING ANY SHARES OF OUR COMMON STOCK.

                                   ----------

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this prospectus is October 25, 2001.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------
About this Prospectus .....................................................   2
Cytogen Corporation .......................................................   3
Risk Factors ..............................................................   4
      We Have a History Of Operating Losses and an Accumulated
        Deficit and Expect To Incur Losses In The Future ..................   4
      We Are Heavily Dependent On Market Acceptance of ProstaScint,
        Quadramet and BrachySeed for Near-Term Revenues ...................   4
      Our Proteomics Program Is at an Early Stage Of Development ..........   5
      There Is a Limited Market For Our Potential Proteomics Products .....   6
      We Have Experienced Fluctuating Results Of Operations ...............   6
      We May Need To Raise Additional Capital Which May Not Be
        Available .........................................................   7
      Our Products, Generally, Are In the Early Stages of
        Development and Commercialization and We May Never Achieve
        the Revenue Goals Set Forth In Our Business Plan ..................   7
      Our PSMA Product Development Program is Novel and,
        Consequently, Inherently Risky ....................................   8
      All of Our Potential Oncology Products Will Be Subject To the
        Risks Of Failure Inherent In the Development of Diagnostic
        Or Therapeutic Products Based On New Technologies .................   9
      Competition In Our Field Is Intense and Likely To Increase ..........   9
      We Rely Heavily On Our Collaborative Partners .......................  10
      Our Business Could Be Harmed If Our Collaborative Arrangements
        Expire Or Are Terminated Early ....................................  11
      The Termination Of One Or More License Agreements That Are
        Important In the Manufacture Of Our Current Products and New
        Product Research and Development Activities Would Harm Our
        Business ..........................................................  11
      We Have Limited Sales, Marketing and Distribution Capabilities
        For Our Products ..................................................  11
      There Are Risks Associated With the Manufacture and Supply Of
        Our Products ......................................................  11
      Failure Of Consumers To Obtain Adequate Reimbursement From
        Third-Party Payors Could Limit Market Acceptance and Affect
        Pricing Of Our Products ...........................................  12
      If We Are Unable To Comply With Applicable Governmental
        Regulations, We May Not Be Able To Continue Our Operations ........  13
      We Depend On Attracting and Retaining Key Personnel .................  14
      Our Business Exposes Us To Potential Liability Claims That May
        Exceed Our Financial Resources, Including Our Insurance
        Coverage, and May Lead To the Curtailment Or Termination Of
        Our Operations ....................................................  14
      Our Business Involves Environmental Risks That May Result In
        Liability .........................................................  14
      Our Intellectual Property Is Difficult To Protect ...................  15
      We Cannot Be Certain That Our Security Measures Protect Our
        Unpatented Proprietary Technology .................................  16
      We Are Currently Subject To Patent Litigation .......................  16
      If We Make Any Acquisitions, We Will Incur a Variety Of Costs
        and May Never Realize the Anticipated Benefits ....................  16

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

-------------------------------------------------------------------------------
      Our Stock Price Has Been and May Continue To Be Volatile, and
        Your Investment In Our Stock Could Decline In Value ...............  17
      We Have Adopted Various Anti-Takeover Provisions Which May
        Affect the Market Price Of Our Common Stock .......................  17
      A Large Number Of Our Shares Are Eligible For Future Sale
        Which May Adversely Impact the Market Price Of Our Common
        Stock .............................................................  18
      Because We Do Not Intend To Pay Any Cash Dividends On Our
        Shares Of Common Stock, Our Stockholders Will Not Be Able To
        Receive A Return On Their Shares Unless They Sell Them ............  19
Forward-Looking Statements ................................................  20
Use of Proceeds ...........................................................  21
Plan of Distribution ......................................................  22
Legal Matters .............................................................  23
Experts ...................................................................  23
Where You Can Find More Information .......................................  23
Information Incorporated By Reference .....................................  23
Indemnification of Directors And Officers .................................  24

--------------------------------------------------------------------------------

                              ABOUT THIS PROSPECTUS

      This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission using a "shelf" registration or continuous offering process. We may from time to time sell the shares of common stock set forth in this prospectus in one or more offerings up to an aggregate of 10,000,000 shares of common stock.

      This prospectus provides you with a general description of the securities we may offer. Each time we sell securities we will provide you with a prospectus supplement containing specific information about the terms of each such sale. The prospectus supplement also may add, update or change information in this prospectus. If there is any inconsistency between the information in the prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement. You should read both this prospectus and any prospectus supplement together with additional information described under the heading "Where You Can Find More Information" beginning on page 23 of this prospectus.

      Unless otherwise indicated or unless the context otherwise requires, all references in this prospectus to "we," "us," or similar references mean Cytogen Corporation and its subsidiaries.

      You should rely only on the information contained in this prospectus or in a prospectus supplement or amendment. We have not authorized anyone to provide you with information different from that contained or incorporated by reference in this prospectus. We may offer to sell, and seek offers to buy shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus or a prospectus supplement or amendment or incorporated herein by reference is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of common stock.

                               CYTOGEN CORPORATION

      Cytogen Corporation is a biopharmaceutical company with an established and growing product line in prostate cancer and other areas of oncology. We maintain a leadership position in proteomics research designed to accelerate drug discovery and development. In oncology, our FDA-approved products include ProstaScint(R) (a monoclonal antibody-based imaging agent used to image the extent and spread of prostate cancer), BrachySeed(TM) (a uniquely designed next-generation radioactive seed implant for the treatment of localized prostate cancer), Quadramet(R) (a therapeutic agent marketed for the relief of bone pain in prostate and other types of cancer) and OncoScint CR/OV(R) (a monoclonal antibody-based imaging agent for colorectal and ovarian cancer). We are evolving a pipeline of oncology product candidates by exploiting our prostate specific membrane antigen, or PSMA, technologies, which are exclusively licensed from Memorial Sloan-Kettering Cancer Center. AxCell BioSciences, our subsidiary, is a leader in the effort to chart protein-signaling pathways for use in accelerating drug discovery and development. In conjunction with InforMax, Inc., AxCell intends to market its ProChart(TM) database of protein interactions as a discovery and development tool for subscribers in the pharmaceutical, biotechnology and agricultural industries. In addition, we plan to use AxCell's proteomics technology to research and develop novel drug targets independently or via collaborative ventures.

      Cytogen(R), ProstaScint(R), OncoScint(R), Quadramet(R), ProChart(TM) database and the Cytogen and AxCell BioSciences Corporation logos are our marks. All other trademarks, servicemarks or trade names referred to in this prospectus are the property of their respective owners.

      We are a Delaware corporation. We were incorporated and began operations in 1980 under the name Hybridex, Inc. and changed our name to Cytogen Corporation in April 1980.

      Our principal executive offices are located at 600 College Road East, CN 5308, Princeton, New Jersey 08540-5308 and our telephone number is (609) 750-8200. Our web site is http://www.cytogen.com. The information found in our web site is not part of or incorporated by reference in this prospectus.

                                  RISK FACTORS

      INVESTING IN OUR COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW BEFORE PURCHASING OUR COMMON STOCK. THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES FACING OUR COMPANY. ADDITIONAL RISKS AND UNCERTAINTIES MAY ALSO IMPAIR OUR BUSINESS OPERATIONS. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, OUR BUSINESS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS WOULD LIKELY SUFFER. IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK COULD FALL, AND YOU MAY LOSE ALL OR PART OF THE MONEY YOU PAID TO BUY OUR COMMON STOCK.

WE HAVE A HISTORY OF OPERATING LOSSES AND AN ACCUMULATED DEFICIT AND EXPECT TO INCUR LOSSES IN THE FUTURE.

We have a history of operating losses since our inception. For the first six months of 2001, we had a net loss of $5.7 million. We had a net loss of $27.3 million for the year ended December 31, 2000 which included one-time, non-cash charges of $13.2 million for the acquisition of product candidate rights and $4.3 million for the cumulative effect of an accounting change following the adoption of Securities and Exchange Commission Staff Accounting Bulletin No.
101. We had net income of $729,000 for the year ended December 31, 1999 which included a $3.3 million non-operating gain and we had a net loss of $13.2 million for the year ended December 31, 1998. The Company had an accumulated deficit of $334.3 million as of June 30, 2001. In order to develop and commercialize our technologies, particularly our proteomics program and our prostate specific membrane antigen, or PSMA, technology, and expand our oncology products, we expect to incur significant increases in our expenses over the next several years. As a result, we may need to generate significant additional revenue to become profitable.

Our ability to generate and sustain significant additional revenues or achieve profitability will depend upon the factors discussed elsewhere in this "Risk Factors" Section, as well as numerous other factors outside of our control, including:

      o development of competing products that are more effective or less costly than ours;

      o our ability to develop and commercialize our own products and technologies; and

      o our ability to achieve increased sales for our existing products and sales for any new products.

As a result, we may never be able to generate or sustain significant additional revenue or achieve profitability.

WE ARE HEAVILY DEPENDENT ON MARKET ACCEPTANCE OF PROSTASCINT, QUADRAMET AND BRACHYSEED FOR NEAR-TERM REVENUES.

We expect ProstaScint and Quadramet to account for a significant percentage of our product-related revenues in the near future. For the first six months of 2001 and for the year ended December 31, 2000, revenues from ProstaScint and Quadramet collectively accounted for approximately 94% and 95%, respectively, of our product related revenues.

Because these products contribute the majority of our product-related revenues, our business, financial condition and results of operations depend on their acceptance as safe, effective and cost-efficient alternatives to other available treatment and diagnostic protocols by the medical community, including:

      o     health care providers, such as hospitals and physicians; and

      o third-party payors, including Medicare, Medicaid, private insurance carriers and health maintenance organizations.

Our customers, including technologists and physicians, must successfully complete our Partners in Excellence Program, or PIE Program, a proprietary training program designed to promote the correct acquisition and interpretation of ProstaScint images. This product is technique dependent and requires a learning commitment on the part of users. We cannot assure you that additional technologists and physicians will make this commitment or otherwise accept this product as part of their treatment practices.

Berlex Laboratories, Inc. markets Quadramet in the United States through an agreement with us entered into in October 1998. We cannot assure you that Berlex will be able to successfully market Quadramet or that this agreement will result in significant revenues for us. We recently obtained marketing rights to Quadramet in Canada, but have not yet implemented a selling program. We cannot assure you that Quadramet can be marketed effectively in Canada, or that it will contribute significantly to our revenues.

We cannot assure you that Quadramet will be approved for additional indications, due to uncertainty as to its efficacy or safety for other purposes, regulatory obstacles and physician preferences for existing or competing practices.

We cannot assure you that ProstaScint, BrachySeed or Quadramet will achieve market acceptance on a timely basis, or at all. If ProstaScint, BrachySeed or Quadramet do not achieve broader market acceptance, we may not be able to generate sufficient revenue to become profitable.

OUR PROTEOMICS PROGRAM IS AT AN EARLY STAGE OF DEVELOPMENT.

We have developed and intend to continue to develop a proteomics program. This technology involves new approaches to drug research and development and remains commercially unproven. Our technology and development focus is primarily directed toward offering an infrastructure to companies for the development of drugs to treat a variety of complex human diseases. There is limited understanding generally relating to the role of proteins in diseases, and few products based on protein interaction discoveries have been developed and commercialized. Even if our proteomics program is successful in identifying and validating biological targets, there is no certainty that we or our customers will be able to develop or commercialize products to improve human health.

Our technology program for proteomics is still in the early stages of development. We may not be able to populate our ProChart with information that is useful to potential customers in a timely manner. Even if we complete and develop successfully our proteomics technology, the technology may not be accepted by, or be useful to, our potential customers.

In addition, the success of our proteomics technology will depend upon our ability to use software tools to generate data that relates protein signaling pathways to a variety of other bioinformatic data. Because of the complexity of this data, we may not be able to detect and remedy any design defects or software errors in our existing or future technologies, including databases.

We may not be successful in addressing or mitigating these risks and uncertainties, and, if we are not, our business could be significantly and adversely affected.

THERE IS A LIMITED MARKET FOR OUR POTENTIAL PROTEOMICS PRODUCTS.

Due to the specialized nature and anticipated cost of our proteomics technology and services, there are a limited number of pharmaceutical and biotechnology companies that are potential customers. In addition, demand for our proteomics technology and services is limited because:

      o our potential customers may decide to conduct in-house research rather than subscribe to our ProChart database;

      o     our competitors may offer similar services at competitive prices;

      o we may not be able to service satisfactorily the needs of our potential or actual customers;

      o others may publicly disclose or patent proprietary information contained in our ProChart (including information related to protein signaling pathways or target candidates) or relating to prostate antigens or antibodies; and

      o technological innovations may be discovered that are more advanced than those used by or available to us.

We may not be successful in addressing or mitigating these risks and uncertainties, and, if we are not, our business could be significantly and adversely affected.

WE HAVE EXPERIENCED FLUCTUATING RESULTS OF OPERATIONS.

Our results of operations have fluctuated on an annual and quarterly basis and may fluctuate significantly from period to period in the future, due to, among other factors:

      o     variations in revenue from sales of and royalties from our products;

      o timing of regulatory approvals and other regulatory announcements relating to our products;

      o variations in our marketing, manufacturing and distribution channels;

      o timing of the acquisition and successful integration of complementary products and technologies;

      o timing of new product announcements and introductions by us and our competitors; and

      o product obsolescence resulting from new product introductions by us or our competitors.

Many of these factors are outside our control. Due to one or more of these factors, our results of operations may fall below the expectations of securities analysts and investors in one or more future quarters. If this happens, the market price of our common stock could decline.

WE MAY NEED TO RAISE ADDITIONAL CAPITAL WHICH MAY NOT BE AVAILABLE.

We have incurred negative cash flows from operations since inception. We have expended, and will need to continue to expend, substantial funds to complete our planned product development efforts, including our proteomics and PSMA programs. Our future capital requirements and the adequacy of our available funds depend on many factors, including:

      o     successful commercialization of our products;

      o     acquisition of complementary products and technologies;

      o     magnitude, scope and results of our product development efforts;

      o     progress of preclinical studies and clinical trials;

      o     progress toward regulatory approval for our products;

      o costs of filing, prosecuting, defending and enforcing patent claims and other intellectual property rights;

      o     competing technological and market developments; and

      o expansion of strategic alliances for the sale, marketing and distribution of our products.

We may raise additional capital through public or private equity offerings, debt financings or additional collaborations and licensing arrangements. Additional financing may not be available to us when needed, or, if available, we may not be able to obtain financing on terms favorable to us or our stockholders. If we raise additional capital by issuing equity securities, the issuance will result in ownership dilution to our stockholders. If we raise additional funds through collaborations and licensing arrangements, we may be required to relinquish rights to certain of our technologies or product candidates or to grant licenses on unfavorable terms. If we relinquish rights or grant licenses on unfavorable terms, we may not be able to develop or market products in a manner that is profitable to us. If adequate funds are not available, we may not be able to conduct research activities, preclinical studies, clinical trials or other activities relating to the successful commercialization of our products on a timely basis, if at all, with the result that our business could be significantly and adversely affected.

OUR PRODUCTS, GENERALLY, ARE IN THE EARLY STAGES OF DEVELOPMENT AND COMMERCIALIZATION AND WE MAY NEVER ACHIEVE THE REVENUE GOALS SET FORTH IN OUR BUSINESS PLAN.

We began operations in 1980 and have been engaged primarily in research directed toward the development, commercialization and marketing of products to improve diagnosis and treatment of cancer and other diseases. In December 1992, we introduced for commercial use our OncoScint imaging agent. In October 1996, we introduced for commercial use our ProstaScint imaging agent. In March 1997, we introduced for commercial use our Quadramet therapeutic product. These products have not yet achieved significant commercial success. In 1998, we undertook a restructuring to focus on the development of our PSMA and proteomics technologies as well as the marketing of these existing products. In February 2001, we introduced for commercial use the iodine version of BrachySeed, a next-generation radioactive seed implant for the treatment of localized prostate cancer. In the second quarter of 2001, AxCell launched its ProChart database product with its marketing partner, InforMax.

Our PSMA and proteomics technologies are still in the early stages of development. We have only recently begun to incorporate our proteomics technology into commercialized products. We may be unable to continue to successfully develop or commercialize these products and technologies.

Our business is therefore subject to the risks inherent in the development of an early stage biopharmaceutical business enterprise, such as the need:

      o to obtain sufficient capital to support the expenses of developing our technology and commercializing our products;

      o     to ensure that our products are safe and effective;

      o     to obtain regulatory approval for the use and sale of our products;

      o to manufacture our products in sufficient quantities and at a reasonable cost;

      o     to develop a sufficient market for our products; and

      o to attract and retain qualified management, sales, technical and scientific staff.

The problems frequently encountered using new technologies and operating in a competitive environment also may affect our business. If we fail to properly address these risks and attain our business objectives, our business could be significantly and adversely affected.

OUR PSMA PRODUCT DEVELOPMENT PROGRAM IS NOVEL AND, CONSEQUENTLY, INHERENTLY
RISKY.

We are subject to the risks of failure inherent in the development of product candidates based on new technologies, including our PSMA technology. These risks include the possibility that:

      o     the technologies we use will not be effective;

      o     our product candidates will be unsafe;

      o our product candidates will fail to receive the necessary regulatory approvals;

      o the product candidates will be hard to manufacture on a large scale or will be uneconomical to market; and

      o we will not successfully overcome technological challenges presented by our potential new products.

Our objectives include developing our PSMA technology into novel cancer therapeutics, including a cancer vaccine. To our knowledge, no therapeutic cancer vaccine has been demonstrated effective or approved for marketing. Our other research and development programs involve similarly novel approaches to human therapeutics. Consequently, there is no precedent for the successful commercialization of therapeutic products based on our PSMA technologies. We cannot assure you that any products will be successfully developed from our PSMA technology. If we fail to develop such products for the reasons set forth above or for any other reason, our business could be significantly and adversely affected.

ALL OF OUR POTENTIAL ONCOLOGY PRODUCTS WILL BE SUBJECT TO THE RISKS OF FAILURE INHERENT IN THE DEVELOPMENT OF DIAGNOSTIC OR THERAPEUTIC PRODUCTS BASED ON NEW TECHNOLOGIES.

Product development for cancer treatment involves a high degree of risk. We cannot assure you that the product candidates we develop, pursue or offer will prove to be safe and effective, will receive the necessary regulatory approvals, will not be precluded by proprietary rights of third parties or will ultimately achieve market acceptance. These product candidates will require substantial additional investment, laboratory development, clinical testing and regulatory approvals prior to their commercialization. We cannot assure you that we will not experience difficulties that could delay or prevent the successful development, introduction and marketing of new products.

Before we obtain regulatory approvals for the commercial sale of any of our products under development, we must demonstrate through preclinical studies and clinical trials that the product is safe and efficacious for use in each target indication. The results from preclinical studies and early clinical trials may not be predictive of results that will be obtained in large-scale testing. We cannot assure you that our clinical trials will demonstrate the safety and efficacy of any products or will result in marketable products. A number of companies in the biotechnology industry have suffered significant setbacks in advanced clinical trials, even after promising results in earlier trials. Clinical trials or marketing of any potential diagnostic or therapeutic products may expose us to liability claims for the use of these diagnostic or therapeutic products. We may not be able to maintain product liability insurance or sufficient coverage may not be available at a reasonable cost. In addition, as we develop diagnostic or therapeutic products internally, we will have to make significant investments in diagnostic or therapeutic product development, marketing, sales and regulatory compliance resources. We will also have to establish or contract for the manufacture of products, including supplies of drugs used in clinical trials, under the current Good Manufacturing Practices of the FDA. We also cannot assure you that product issues will not arise following successful clinical trials and FDA approval.

The rate of completion of clinical trials also depends on the rate of patient enrollment. Patient enrollment depends on many factors, including the size of the patient population, the nature of the protocol, the proximity of patients to clinical sites and the eligibility criteria for the study. Delays in planned patient enrollment may result in increased costs and delays, which could have a harmful effect on our ability to develop the products in our pipeline. If we are unable to develop and commercialize products on a timely basis or at all, our business could be significantly and adversely affected.

COMPETITION IN OUR FIELD IS INTENSE AND LIKELY TO INCREASE.

We face, and will continue to face, intense competition from one or more of the following entities:

      o     pharmaceutical companies;

      o     biotechnology companies;

      o     bioinformatics companies;

      o     diagnostic companies;

      o     academic and research institutions; and

      o     government agencies.

All of our lines of business are subject to significant competition from organizations that are pursuing technologies and products that are the same as or similar to our technology and products. Many of the organizations competing with us have greater capital resources, research and development staffs and facilities and marketing capabilities.

Before we recover development expenses for our products and technologies, the products or technologies may become obsolete as a result of technological developments by us or others. Our products could also be made obsolete by new technologies which are less expensive or more effective. We may not be able to make the enhancements to our technology necessary to compete successfully with newly emerging technologies and failure to do so could significantly and adversely affect our business.

WE RELY HEAVILY ON OUR COLLABORATIVE PARTNERS.

Our success depends in significant part upon the success of our collaborative partners. We have entered into the following agreements for the sale, marketing, distribution and manufacture of our products, product candidates and technologies:

      o license from The Dow Chemical Company relating to the Quadramet technology;

      o sub-license and marketing agreement with Berlex Laboratories, Inc. relating to the Quadramet technology which we licensed from The Dow Chemical Company;

      o agreement for manufacture of Quadramet by The DuPont Pharmaceuticals Company (formerly the radiopharmaceuticals division of The DuPont Merck Company);

      o marketing and platform development agreement with InforMax, Inc. related to our proteomics program;

      o joint venture with Progenics Pharmaceuticals for the development of PSMA for in vivo immunotherapy for prostate and other cancers;

      o licensing agreement with Molecular Staging for technology to be used in developing in vitro diagnostic tests using PSMA and prostate specific antigen, or PSA;

      o marketing and distribution agreement with Draxis Health, Inc. and its subsidiary, Draximage, Inc. to market and distribute BrachySeed; and

      o marketing, license and supply agreements with Advanced Magnetics, Inc. related to our oncology product line for products currently subject to regulatory approval.

Because our collaborative partners are responsible for certain of our sales, marketing, manufacturing and distribution activities, these activities are outside our direct control. We cannot assure you that our partners will perform their obligations under these agreements with us. In the event that our collaborative partners do not successfully market and sell our products or breach their obligations under our agreements, our products may not be commercially successful, any success may be delayed and new product development could be inhibited with the result that our business could be significantly and adversely affected.

OUR BUSINESS COULD BE HARMED IF OUR COLLABORATIVE ARRANGEMENTS EXPIRE OR ARE TERMINATED EARLY.

We cannot assure you that we will be able to maintain our existing collaborative arrangements. If they expire or are terminated, we cannot assure you that they will be renewed or that new arrangements will be available on acceptable terms, if at all. In addition, we cannot assure you that any new arrangements or renewals of existing arrangements will be successful, that the parties to any new or renewed agreements will perform adequately or that any former or potential collaborators will not compete with us.

We cannot assure you that our existing or future collaborations will lead to the development of product candidates or technologies with commercial potential, that we will be able to obtain proprietary rights or licenses for proprietary rights for our product candidates or technologies developed in connection with these arrangements or that we will be able to ensure the confidentiality of proprietary rights and information developed in such arrangements or prevent the public disclosure thereof.

THE TERMINATION OF ONE OR MORE LICENSE AGREEMENTS THAT ARE IMPORTANT IN THE MANUFACTURE OF OUR CURRENT PRODUCTS AND NEW PRODUCT RESEARCH AND DEVELOPMENT ACTIVITIES WOULD HARM OUR BUSINESS.

We are a party to license agreements under which we have rights to use technologies owned by other companies in the manufacture of our products and in our proprietary research, development and testing processes. We are the exclusive licensee of certain patents and patent applications held by the University of North Carolina at Chapel Hill covering part of the technology used in the proteomics program and of certain patents and patent applications held by the Memorial Sloan-Kettering Institute covering PSMA. We also depend upon the enforceability of our license with The Dow Chemical Company with respect to Quadramet. If the licenses were terminated, we may not be able to find suitable alternatives to this technology on a timely basis or on reasonable terms, if at all. The loss of the right to use these technologies that we have licensed would significantly and adversely affect our business.

WE HAVE LIMITED SALES, MARKETING AND DISTRIBUTION CAPABILITIES FOR OUR PRODUCTS.

We have only recently established a sales force and have limited internal sales, marketing and distribution capabilities for our products. We depend on Berlex Laboratories, Inc. for the sale, marketing and distribution of Quadramet in the United States. In locations outside the United States, we have not established a selling presence. If we are unable to establish and maintain significant sales, marketing and distribution efforts, either internally or through arrangements with third parties, our business may be significantly and adversely affected.

THERE ARE RISKS ASSOCIATED WITH THE MANUFACTURE AND SUPPLY OF OUR PRODUCTS.

If we are to be successful, our products will have to be manufactured through third-party manufacturers in compliance with regulatory requirements and at costs acceptable to us. We cannot assure you that we will be able to arrange for the manufacture of our products on commercially reasonable terms. If we are unable to successfully arrange for the manufacture of our products and product candidates, we will not be able to successfully commercialize our products and our business will be significantly and adversely affected.

ProstaScint and OncoScint CR/OV are manufactured at a cGMP compliant manufacturing facility operated by Bard BioPharma L.P., a subsidiary of Bard BioPharma L.P. We have access to the facility for continued manufacturing of these products until January 2002. We expect that this facility will allow us to meet our projected production requirements for ProstaScint and OncoScint CR/OV in the short term. Our Development and Manufacturing Agreement with DSM Biologics Company BV is intended to replace the arrangement with Bard BioPharma L.P. with respect to ProstaScint and OncoScint CR/OV prior to January 2002. We cannot be certain that DSM will satisfactorily perform its obligations under the agreement with us or that we will be able to negotiate a supply agreement with DSM on commercially reasonable terms, if at all. Our failure to negotiate a long term supply agreement on commercially reasonable terms will have a material adverse effect on our business, financial condition and results of operations.

Quadramet is manufactured by DuPont pursuant to an agreement with both Berlex and Cytogen. Some components of Quadramet, particularly Samarium153 and EDTMP, are provided to DuPont by outside suppliers. Due to radioactive decay, Samarium153 must be produced on a weekly basis. DuPont obtains its requirements for Samarium153 from one supplier. Alternative sources for these components may not be readily available. If DuPont cannot obtain sufficient quantities of the components on commercially reasonable terms, or in a timely manner, it would be unable to manufacture Quadramet on a timely and cost-effective basis which could have a material adverse effect on our business, financial condition and results of operations.

We rely on Draxis as the sole supplier of BrachySeed. If Draxis fails to or is unable to timely supply BrachySeed, we could experience a material adverse effect on our business, financial condition and results of operations. Draxis manufactures BrachySeed in Canada. As a result, we may suffer disruptions in supply due to increased border restrictions resulting from international current events, especially as related to radiopharmaceuticals.

We and our third-party manufacturers are required to adhere to United States Food & Drug Administration regulations setting forth requirements for current Good Manufacturing Practices, or cGMP, and similar regulations in other countries, which include extensive testing, control and documentation requirements. Ongoing compliance with cGMP, labeling and other applicable regulatory requirements are monitored through periodic inspections and market surveillance by state and federal agencies, including the FDA, and by comparable agencies in other countries. Failure of our third-party manufacturers or us to comply with applicable regulations could result in sanctions being imposed on us, including fines, injunctions, civil penalties, failure of the government to grant premarket clearance or premarket approval of drugs, delays, suspension or withdrawal of approvals, seizures or recalls of products, operating restrictions and criminal prosecutions any of which could significantly and adversely affect our business.

FAILURE OF CONSUMERS TO OBTAIN ADEQUATE REIMBURSEMENT FROM THIRD-PARTY PAYORS COULD LIMIT MARKET ACCEPTANCE AND AFFECT PRICING OF OUR PRODUCTS.

Our business, financial condition and results of operations will continue to be affected by the efforts of governments and other third-party payors to contain or reduce the costs of healthcare. There have been, and we expect that there will continue to be, a number of federal and state proposals to implement government control of pricing and profitability of therapeutic and diagnostic imaging agents such as our products. In addition, an emphasis on managed care increases possible pressure on pricing of these products. While we cannot predict whether these legislative or regulatory proposals will be adopted, or the effects these proposals or managed care efforts may have on our business, the announcement of these proposals and the adoption of these proposals or efforts could affect our stock price and our business. Further, to the extent these proposals or efforts have an adverse effect on other companies that are our prospective corporate partners, our ability to establish necessary strategic alliances may be harmed.

Sales of our products depend in part on reimbursement to the consumer from third-party payors, including Medicare, Medicaid and private health insurance plans. Third-party payors are increasingly challenging the prices charged for medical products and services. We cannot assure you that our products will be considered cost-effective and that reimbursement to consumers will continue to be available, or will be sufficient to allow us to sell our products on a competitive basis. Approval of our products for reimbursement by a third-party payor may depend on a number of factors, including the payor's determination that our products are clinically useful and cost-effective, medically necessary and not experimental or investigational. Reimbursement is determined by each payor individually and in specific cases. The reimbursement process can be time consuming. If we cannot secure adequate third-party reimbursement for our products, our business could be significantly and adversely affected.

IF WE ARE UNABLE TO COMPLY WITH APPLICABLE GOVERNMENTAL REGULATIONS, WE MAY NOT BE ABLE TO CONTINUE OUR OPERATIONS.

Any products tested, manufactured or distributed by us or on our behalf pursuant to FDA clearances or approvals are subject to pervasive and continuing regulation by numerous regulatory authorities, including primarily the FDA. We may be slow to adapt, or we may never adapt to changes in existing requirements or adoption of new requirements or policies. Our failure to comply with regulatory requirements could subject us to enforcement action, including product seizures, recalls, withdrawal of clearances or approvals, restrictions on or injunctions against marketing our products based on our technology, and civil and criminal penalties. We cannot assure you that we will not be required to incur significant costs to comply with laws and regulations in the future or that laws or regulations will not create an unsustainable burden on our business.

Numerous federal, state and local governmental authorities, principally the FDA, and similar regulatory agencies in other countries, regulate the preclinical testing, clinical trials, manufacture, sale and promotion of any compounds or agents we or our collaborative partners develop, and the manufacturing and marketing of any resulting drugs. The drug development and regulatory approval process is lengthy, expensive, uncertain and subject to delays.

The regulatory risks we face also include the following:

      o any compound or agent we or our collaborative partners develop must receive regulatory agency approval before it may be marketed as a drug in a particular country;

      o the regulatory process, which includes preclinical testing and clinical trials of each compound or agent in order to establish its safety and efficacy, varies from country to country, can take many years and requires the expenditure of substantial resources;

      o in all circumstances, approval of the use of previously unapproved radioisotopes in certain of our products requires approval of either the Nuclear Regulatory Commission or equivalent state regulatory agencies. A radioisotope is an unstable form of an element which undergoes radioactive decay, thereby emitting radiation which may be used, for example, to image or destroy harmful growths or tissue. We cannot assure you that such approvals will be obtained on a timely basis, or at all;

      o data obtained from preclinical and clinical activities are susceptible to varying interpretations which could delay, limit or prevent regulatory agency approval; and

      o delays or rejections may be encountered based upon changes in regulatory agency policy during the period of drug development and/or the period of review of any application for regulatory agency approval. These delays could adversely affect the marketing of any products we or our collaborative partners develop, impose costly procedures upon our activities, diminish any competitive advantages we or our collaborative partners may attain and adversely affect our ability to receive royalties.

We cannot assure you that, even after this time and expenditure, regulatory agency approvals will be obtained for any compound or agent developed by or in collaboration with us. Moreover, regulatory agency approval for a drug or agent may entail limitations on the indicated uses that could limit the potential market for any such drug. Furthermore, if and when such approval is obtained, the marketing, manufacture, labeling, storage and record keeping related to our products would remain subject to extensive regulatory requirements. Discovery of previously unknown problems with a drug, its manufacture or its manufacturer may result in restrictions on such drug, its manufacture or manufacturer, including withdrawal of the drug from the market. Failure to comply with regulatory requirements could result in fines, suspension of regulatory approvals, operating restrictions and criminal prosecution.

The United States Food, Drug and Cosmetics Act requires (i) that our products be manufactured in FDA registered facilities subject to inspection, and (ii) that we comply with cGMP, which imposes certain procedural and documentation requirements upon us and our manufacturing partners with respect to manufacturing and quality assurance activities. If we or our manufacturing partners do not comply with cGMP we may be subject to sanctions, including fines, injunctions, civil penalties, recalls or seizures of products, total or partial suspension of production, failure of the government to grant premarket clearance or premarket approval for drugs, withdrawal of marketing approvals and criminal prosecution.

WE DEPEND ON ATTRACTING AND RETAINING KEY PERSONNEL.

We are highly dependent on the principal members of our management and scientific staff. The loss of their services might significantly delay or prevent the achievement of development or strategic objectives. Our success depends on our ability to retain key employees and to attract additional qualified employees. Competition for personnel is intense, and we cannot assure you that we will be able to retain existing personnel or attract and retain additional highly qualified employees in the future.

We have an employee retention agreement with our President and Chief Executive Officer, H. Joseph Reiser, Ph.D., which provides for severance upon separation of employment under certain circumstances and the vesting of stock options for the purchase of shares of our common stock based on continued employment and on the achievement of performance objectives defined by the board of directors. We do not have similar retention agreements with our other key personnel except for time-based vesting of options. If we are unable to hire and retain personnel in key positions, our business could be significantly and adversely affected unless qualified replacements can be found.

OUR BUSINESS EXPOSES US TO POTENTIAL LIABILITY CLAIMS THAT MAY EXCEED OUR FINANCIAL RESOURCES, INCLUDING OUR INSURANCE COVERAGE, AND MAY LEAD TO THE CURTAILMENT OR TERMINATION OF OUR OPERATIONS.

Our business is subject to product liability risks inherent in the testing, manufacturing and marketing of our products. We cannot assure you that product liability claims will not be asserted against us, our collaborators or our licensees. While we currently maintain product liability insurance in amounts we believe are adequate, we cannot assure you that such coverage will be adequate to protect us against future product liability claims or that product liability insurance will be available to us in the future on commercially reasonable terms, if at all. Furthermore, we cannot assure you that we will be able to avoid significant product liability claims and adverse publicity. If liability claims against us exceed our financial resources we may have to curtail or terminate our operations.

OUR BUSINESS INVOLVES ENVIRONMENTAL RISKS THAT MAY RESULT IN LIABILITY.

We are subject to or affected by a variety of local, state, federal and foreign government regulations relating to storage, discharge, handling, emission, generation, manufacture and disposal of toxic, infectious or other hazardous substances used to manufacture our products. If we fail to comply with these regulations, we could be liable for damages, penalties or other forms of censure and our business could be significantly and adversely affected.

OUR INTELLECTUAL PROPERTY IS DIFFICULT TO PROTECT.

Our business and competitive positions are dependent upon our ability to protect our proprietary technology. Because of the substantial length of time and expense associated with development of new products, we, like the rest of the biopharmaceutical industry, place considerable importance on obtaining and maintaining patent and trade secret protection for new technologies, products and processes. We have filed patent applications for our technology for diagnostic and therapeutic products and the methods for its production and use.

The patent positions of pharmaceutical, biopharmaceutical and biotechnology companies, including us, are generally uncertain and involve complex legal and factual questions. Our patent applications may not protect our technologies and products because, among other things:

      o there is no guarantee that any of our pending patent applications will result in issued patents;

      o we may develop additional proprietary technologies that are not patentable;

      o there is no guarantee that any patents issued to us, our collaborators or our licensors will provide a basis for a commercially viable product;

      o there is no guarantee that any patents issued to us or our collaborators will provide us with any competitive advantage;

      o there is no guarantee that any patents issued to us or our collaborators will not be challenged, circumvented or invalidated by third parties; and

      o there is no guarantee that any patents previously issued to others or issued in the future will not have an adverse effect on our ability to do business.

In addition, patent law in the technology fields in which we operate is uncertain and still evolving, and we cannot assure you as to the degree of protection that will be afforded any patents we are issued or license from others. Furthermore, we cannot assure you that others will not independently develop similar or alternative technologies, duplicate any of our technologies, or, if patents are issued to us, design around the patented technologies developed by us. In addition, we could incur substantial costs in litigation if we are required to defend ourselves or our products or technologies in patent suits by third parties or if we are required to initiate such suits. We cannot assure you that, if challenged by others in litigation, the patents we have been issued or may in the future be issued, or which have been assigned or have been licensed from others will not be found invalid. We cannot assure you that our activities would not infringe patents owned by others. Defense and prosecution of patent matters can be expensive and time-consuming and, regardless of whether the outcome is favorable to us, can result in the diversion of substantial financial, managerial and other resources. An adverse outcome could:

      o     subject us to significant liability to third parties;

      o require us to cease any related research and development activities and product sales; or

      o     require us to obtain licenses from third parties.

We cannot assure you that any licenses required under any such third-party patents or proprietary rights would be made available on commercially reasonable terms, if at all. Moreover, the laws of certain countries may not protect our proprietary rights to the same extent as the laws of the United States. We cannot predict whether us or our competitors' pending patent applications will result in the issuance of valid patents which may significantly and adversely affect our business.

WE CANNOT BE CERTAIN THAT OUR SECURITY MEASURES PROTECT OUR UNPATENTED PROPRIETARY TECHNOLOGY.

We also rely upon trade secret protection for some of our confidential and proprietary information that is not subject matter for which patent protection is available. To help protect our rights, we require all employees, consultants, advisors and collaborators to enter into confidentiality agreements that require disclosure of, and in most cases, assignment to us, of their ideas, developments, discoveries and inventions, and that prohibit the disclosure of confidential information to anyone outside Cytogen or our subsidiaries. We cannot assure you, however, that these agreements will provide adequate protection for our trade secrets, know-how or other proprietary information or prevent any unauthorized use or disclosure.

WE ARE CURRENTLY SUBJECT TO PATENT LITIGATION.

We are a defendant in a suit filed against us in the United States Federal Court for the District of New Jersey by M. David Goldenberg and Immunomedics, Inc. This lawsuit was filed on March 16, 2000. The litigation claims that our ProstaScint product infringes a patent purportedly owned by Dr. Goldenberg and licensed to Immunomedics. The patent sought to be enforced in the litigation has now expired. As a result, the claim, even if successful, would not result in a bar of the continued sale of ProstaScint or affect any other of our products or technology. However, given the uncertainty associated with litigation, we cannot give any assurance that the litigation will not result in a material expenditure to us.

IF WE MAKE ANY ACQUISITIONS, WE WILL INCUR A VARIETY OF COSTS AND MAY NEVER REALIZE THE ANTICIPATED BENEFITS.

If appropriate opportunities become available, we may attempt to acquire businesses, technologies, services or products that we believe are a strategic fit with our business. We currently have no commitments or agreements with respect to any acquisitions. If, however, we do undertake any transaction of this sort, the process of integrating an acquired business, technology, service or product may result in operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of our business. Moreover, we may never realize the anticipated benefits of any acquisition. Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and amortization expenses related to intangible assets. These factors could adversely affect our results of operations and financial condition, which could cause a decline in the market price of our common stock.

OUR STOCK PRICE HAS BEEN AND MAY CONTINUE TO BE VOLATILE, AND YOUR INVESTMENT IN OUR STOCK COULD DECLINE IN VALUE.

The market prices for securities of biotechnology and pharmaceutical companies have historically been highly volatile, and the market has from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. The market price of our common stock has fluctuated over a wide range and may continue to fluctuate for various reasons, including, but not limited to, announcements concerning our competitors or us regarding:

      o     results of clinical trials;

      o     technological innovations or new commercial products;

      o changes in governmental regulation or the status of our regulatory approvals or applications;

      o     changes in earnings;

      o     changes in health care policies and practices;

      o     developments or disputes concerning proprietary rights;

      o litigation or public concern as to safety of the our potential products; and

      o     changes in general market conditions.

WE HAVE ADOPTED VARIOUS ANTI-TAKEOVER PROVISIONS WHICH MAY AFFECT THE MARKET PRICE OF OUR COMMON STOCK.

Our board of directors has the authority, without further action by the holders of common stock, to issue from time to time, up to 5,400,000 shares of preferred stock in one or more classes or series, and to fix the rights and preferences of the preferred stock. Pursuant to these provisions, we have implemented a stockholder rights plan by which one preferred stock purchase right is attached to each share of common stock, as a means to deter coercive takeover tactics and to prevent an acquirer from gaining control of us without some mechanism to secure a fair price for all of our stockholders if an acquisition was completed. These rights will be exercisable if a person or group acquires beneficial ownership of 20% or more of our common stock and can be made exercisable by action of our board of directors if a person or group commences a tender offer which would result in such person or group beneficially owning 20% or more of our common stock. Each right will entitle the holder to buy one one-thousandth of a share of a new series of our junior participating preferred stock for $20. If any person or group becomes the beneficial owner of 20% or more of our common stock (with certain limited exceptions), then each right not owned by the 20% stockholder will entitle its holder to purchase, at the right's then current exercise price, common shares having a market value of twice the exercise price. In addition, if after any person has become a 20% stockholder, we are involved in a merger or other business combination transaction with another person, each right will entitle its holder (other than the 20% stockholder) to purchase, at the right's then current exercise price, common shares of the acquiring company having a value of twice the right's then current exercise price.

We are subject to provisions of Delaware corporate law which, subject to certain exceptions, will prohibit us from engaging in any "business combination" with a person who, together with affiliates and associates, owns 15% or more of our common stock for a period of three years following the date that the person came to own 15% or more of our common stock unless the business combination is approved in a prescribed manner.

These provisions of the stockholder rights plan, our certificate of incorporation, and of Delaware law may have the effect of delaying, deterring or preventing a change in control of Cytogen, may discourage bids for our common stock at a premium over market price and may adversely affect the market price, and the voting and other rights of the holders, of our common stock.

A LARGE NUMBER OF OUR SHARES ARE ELIGIBLE FOR FUTURE SALE WHICH MAY ADVERSELY IMPACT THE MARKET PRICE OF OUR COMMON STOCK.

A large number of shares of common stock are already outstanding, issuable upon exercise of options and warrants, or are eligible for resale, which may adversely affect the market price of our common stock. As of October 1, 2001, we had 78,889,223 shares of common stock outstanding, which number of shares: (i) includes an aggregate of 2,423 shares of common stock to be issued to prior holders of securities of CytoRad Incorporated and Cellcor, Inc., which we acquired in 1995, upon each such holders respective exchange of such securities;
(ii) excludes 500,000 shares of common stock previously issued by the Company and currently held in escrow pending release, upon certain conditions, to Advanced Magnetics, who currently maintains voting control of such securities; and (iii) excludes 362,270 shares previously issued by the Company and currently held for issuance by the custodian of the Company's Employee Stock Purchase Plan to the participants thereunder, in the event they elect to purchase such shares. An additional 4,648,135 shares of common stock are issuable upon the exercise of outstanding stock options and an additional 309,630 shares of common stock are issuable upon the exercise of outstanding warrants. Substantially all of such shares subject to outstanding options and warrants will, when issued upon exercise thereof, be available for immediate resale in the public market pursuant to either a currently effective registration statement under the Securities Act of 1933 (the "Securities Act"), as amended, or pursuant to Rule 144 or Rule 701 promulgated thereunder. In addition, there are 1,469,992 additional shares of common stock reserved for future issuance under our current stock option plans and 172,157 additional shares of common stock reserved for issuance under our current 401(k) Plan. All such reserved shares have been registered with the Securities and Exchange Commission pursuant to currently effective Registration Statements. In addition, there are 300,000 additional shares of common stock reserved for future issuance under our employee bonus plan. We currently intend to register such shares with the Securities and Exchange Commission. In addition, there are 935,576 additional shares of common stock, subject to certain adjustments, reserved for future issuance in connection with the issuance of a convertible promissory note, having a seven
(7) year maturity, by the Company to ELAN Corporation, plc in August 1998.

In connection with our acquisition of Prostagen, Inc. in June 1999, we issued 2,050,000 unregistered shares of our common stock to the then stockholders of Prostagen, which shares may be sold from time to time pursuant to Rule 144 under the Securities Act. Such stockholders also have certain piggyback registration rights with respect to these shares of common stock. An additional 950,000 shares may be issued as contingent payments upon the happening of certain events.

In addition, on March 28, 2000, we filed with the Securities and Exchange Commission a shelf registration statement on Form S-3 covering six million (6,000,000) shares of our common stock. 1,500,000 of such registered shares were issued to Advanced Magnetics, Inc. in connection with the parties entering into a License and Marketing Agreement in August 2000. An additional 500,000 of the shares registered on that Form S-3 are currently being held in escrow and may be released to Advanced Magnetics in the future in accordance with the terms of such License and Marketing Agreement. An additional 902,601 of the shares registered on that Form S-3 were issued to Acqua Wellington North American Equities Fund, Ltd. on September 29, 2000 in a private placement transaction. An additional

1,276,557 of the shares registered on that Form S-3 were issued to Acqua Wellington on February 5, 2001 pursuant to an equity financing facility with Acqua Wellington that was subsequently terminated. An additional 1,820,000 of the shares registered on that Form S-3 were issued to the State of Wisconsin Investment Board on June 19, 2001 in a private placement transaction. We are contractually obligated to maintain the effectiveness of such registration statement.

Availability of a significant number of additional shares could depress the price of our common stock.

BECAUSE WE DO NOT INTEND TO PAY ANY CASH DIVIDENDS ON OUR SHARES OF COMMON STOCK, OUR STOCKHOLDERS WILL NOT BE ABLE TO RECEIVE A RETURN ON THEIR SHARES UNLESS THEY SELL THEM.

We have never paid or declared any cash dividends on our common stock or other securities and intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them.

                           FORWARD-LOOKING STATEMENTS

      This prospectus includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or incorporated in this prospectus regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee that we actually will achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included or incorporated in this prospectus, particularly under the heading "Risk Factors", that we believe could cause actual results or events to differ materially from the forward-looking statements that we make. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. We do not assume any obligation to update any forward-looking statements.

      You should not unduly rely on forward-looking statements contained or incorporated by reference in this prospectus. Actual results or outcomes may differ materially from those predicted in our forward-looking statements due to the risks and uncertainties inherent in our business, including among other items, risks and uncertainties in:

      o     our ability to successfully execute our business model;

      o our ability to compete successfully against direct and indirect competitors;

      o     our ability to launch our proteomics program successfully;

      o market acceptance of and continuing demand for our products, including programs designed to facilitate use of the products, such as the Partners in Excellence or PIE Program;

      o     the timing and results of clinical studies and regulatory approvals;

      o     demonstration over time of the efficacy and safety of our products;

      o     our ability to develop new products;

      o     the degree of competition from existing or new products;

      o success in obtaining marketing approvals for our products in Canada and Europe;

      o our ability to protect our intellectual property, including patents and know-how;

      o our ability to access the capital markets in the near term and in the future to support our operations and for continued funding of existing projects and for the pursuit of new projects;

      o the ability to attract and retain personnel needed for business operations and strategic plans;

      o the decision by the majority of public and private insurance carriers on whether to reimburse patients for our products;

      o the ability to attract and maintain, and the ultimate success of, strategic partnering arrangements, collaborations, and acquisition candidates; and

      o     changing market conditions and shifts in the regulatory environment.

      You should read and interpret any forward-looking statements together with the following documents:

      o     our most recent Annual Report on Form 10-K;

      o the risk factors contained in this prospectus under the caption "Risk Factors"; and

      o     our other filings with the Securities and Exchange Commission.

      Any forward-looking statement speaks only as of the date on which that statement is made. We will not update any forward-looking statement to reflect events or circumstances that occur after the date on which such statement is made.

                                 USE OF PROCEEDS

      We will receive all of the net proceeds from the sale of our securities registered under the registration statement of which this prospectus is a part.

      Unless the applicable prospectus supplement states otherwise, we will retain broad discretion in the allocation of the net proceeds of this offering. We currently intend to use the net proceeds of this and any future issuances for:

      o continued development and commercialization of our proteomics technologies through our wholly-owned subsidiary, AxCell BioSciences Corporation;

      o research and development of additional products, including diagnostic and therapeutic products based upon our PSMA technology;

      o     expansion of our sales and marketing capabilities; and

      o other general corporate purposes, including principally working capital and capital expenditures.

      We have not determined the amount of net proceeds to be used for each of the specific purposes indicated. The amounts and timing of the expenditures may vary significantly depending on numerous factors, such as the progress of our clinical trials, technological advances and the competitive environment for our products. Accordingly, we will have broad discretion to use the proceeds as we see fit. Pending such uses, we intend to invest the net proceeds in interest-bearing, investment grade securities.

                              PLAN OF DISTRIBUTION

      We may offer our securities for sale in one or more transactions, including block transactions, at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at prices determined on a negotiated or competitive bid basis. We may sell securities directly, through agents designated from time to time, or by such other means as may be specified in the applicable prospectus supplement. Participating agents or broker-dealers in the distribution of any of the securities may be deemed to be "underwriters" within the meaning of the Securities Act. Any discount or commission received by any underwriter and any participating agents or broker-dealers, and any profit on the resale of shares of the securities purchased by any of them may be deemed to be underwriting discounts or commissions under the Securities Act.

      We may sell our securities through a broker-dealer acting as agent or broker or to a broker-dealer acting as principal. In the latter case, the broker-dealer may then resell such securities to the public at varying prices to be determined by the broker-dealer at the time of resale.

      To the extent required, the number and amount of the securities to be sold, information relating to the underwriters, the purchase price, the public offering price, if applicable, the name of any underwriter, agent or broker-dealer, and any applicable commissions, discounts or other items constituting compensation to such underwriters, agents or broker-dealers with respect to a particular offering will be set forth in an accompanying supplement to this prospectus.

      If underwriters are used in a sale, securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. The underwriter or underwriters with respect to a particular underwritten offering of the securities will be named in the prospectus supplement relating to that offering and, if an underwriting syndicate is used, the managing underwriter or underwriters will be stated on the cover of the prospectus supplement. Underwriters, dealers, and agents may be entitled, under agreements entered into with us, to indemnification against and contribution toward certain civil liabilities, including liabilities under the Securities Act.

      Under the securities laws of some states, the securities registered by the registration statement may be sold in those states only through registered or licensed brokers or dealers.

      Any person participating in the distribution of the securities registered under the registration statement that includes this prospectus will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the applicable Securities and Exchange Commission rules and regulations, including, among others, Regulation M, which may limit the timing of purchases and sales of any of our securities by any such person. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of our securities to engage in market-making activities with respect to our securities. These restrictions may affect the marketability of our securities and the ability of any person or entity to engage in market-making activities with respect to our securities.

      Upon sale under the registration statement that includes this prospectus, the securities registered by the registration statement will be freely tradable in the hands of persons other than our affiliates.

                                  LEGAL MATTERS

      The validity of the shares of common stock offered hereby will be passed upon by Hale and Dorr LLP, Princeton, New Jersey.

                                     EXPERTS

      The consolidated financial statements incorporated by reference in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                       WHERE YOU CAN FIND MORE INFORMATION

      We file reports, proxy statements and other documents with the Securities and Exchange Commission. You may read and copy any document we file at the Securities and Exchange Commission's public reference room at Judiciary Plaza Building, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. You should call 1-800-SEC-0330 for more information on the public reference room. Our Securities and Exchange Commission filings are also available to you on the Securities and Exchange Commission's Internet site at http://www.sec.gov.

      This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission. The registration statement contains more information than this prospectus regarding us and our common stock, including certain exhibits and schedules. You can obtain a copy of the registration statement from the Securities and Exchange Commission at the address listed above or from the Securities and Exchange Commission's Internet site.

                      INFORMATION INCORPORATED BY REFERENCE

      The Securities and Exchange Commission allows Cytogen to "incorporate by reference" the information Cytogen files with the Securities and Exchange Commission, which means that Cytogen can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus, and information that Cytogen files later with the Securities and Exchange Commission will automatically update and supersede this information. Cytogen incorporates by reference the documents listed below and any future filings made by Cytogen with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the filing of a post-effective amendment to this prospectus which indicates that all securities registered have been sold or which deregisters all securities then remaining unsold:

      o The description of our common stock contained in each of Exhibit 3.1 to our Form 10-Q Quarterly Report for the quarter ended June 30, 2000 and Exhibit 3 to our Form 10-Q Quarterly Report for the quarter ended June 30, 1996;

      o     The description of our Series C Junior Participating Preferred
            Stock contained in Exhibit 1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 1998;

      o Cytogen's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission on March 30, 2001;

      o All other reports filed by Cytogen pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since December 31, 2000;

      o The description of our common stock contained in our Registration Statement on Form 8-A; and

      o The description of our preferred stock contained in our Registration Statement on Form 8-A.

      Cytogen will provide to any person, including any beneficial owner of its securities, to whom this Prospectus is delivered, a copy of any or all of the information that has been incorporated by reference in this Prospectus but not delivered with this Prospectus. You may make such requests at no cost to you by writing or telephoning Cytogen at the following address or number:

                               Cytogen Corporation
                               600 College Road East
                               Princeton, New Jersey 08540
                               Attention: General Counsel
                               Telephone: (609) 750-8220

      You should rely only on the information incorporated by reference or provided in this Prospectus or any Prospectus Supplement. Cytogen has not authorized anyone else to provide you with different information. Cytogen is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information in this Prospectus or any Prospectus Supplement is accurate as of any date other than the date on the front of those documents.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Subsection (a) of Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

      Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsection (a) and (b) or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith; that the indemnification provided by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the scope of indemnification extends to directors, officers, employees, or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another. Section 145 also empowers a corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or her or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify him or her against such liabilities under Section 145.

      Section 102(b)(7) of the Delaware General Corporation Law enables a corporation in its certificate of incorporation to limit the personal liability of members of its board of directors for violation of a director's fiduciary duty of care. This section does not, however, limit the liability of a director for breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, or from any transaction in which the director derived an improper personal benefit. This section also will have no effect on claims arising under the federal securities laws.

      The Company's Certificate of Incorporation and By-Laws provide that the Company shall indemnify officers and directors and, to the extent permitted by the Board of Directors, employees and agents of the Company, to the full extent permitted by and in the manner permissible under the laws of the State of Delaware. In addition, the By-Laws permit the Board of Directors to authorize the Company to purchase and maintain insurance against any director, officer, employee or agent of the Company arising out of his capacity as such.

      Cytogen has obtained liability insurance for the benefit of its directors and officers which provides coverage for losses of directors and officers for liabilities arising out of claims against such persons acting as directors or officers of Cytogen (or any subsidiary thereof) due to any breach of duty, neglect, error, misstatement, misleading statement, omission or act done by such directors and officers, except as prohibited by law.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

      The following table sets forth the various expenses to be incurred in connection with the sale and distribution of the securities being registered hereby, all of which will be borne by Cytogen Corporation. All amounts shown are estimates except the Securities and Exchange Commission registration fee.

         Securities and Exchange Commission............. $  6,250

         Legal fees and expenses........................ $ 10,000

         Accounting fees and expenses................... $  4,000
                                                         --------
                Total Expenses.......................... $ 20,250
                                                         ========

ITEM 15.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Subsection (a) of Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

      Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsection (a) and (b) or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith; that the indemnification provided by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the scope of indemnification extends to directors, officers, employees, or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another. Section 145 also empowers a corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or her or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify him or her against such liabilities under Section 145.

      Section 102(b)(7) of the Delaware General Corporation Law enables a corporation in its certificate of incorporation to limit the personal liability of members of its board of directors for violation of a director's fiduciary duty of care. This section does not, however, limit the liability of a director for breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, or from any transaction in which the director derived an improper personal benefit. This section also will have no effect on claims arising under the federal securities laws.

      The Company's Certificate of Incorporation and By-Laws provide that the Company shall indemnify officers and directors and, to the extent permitted by the Board of Directors, employees and agents of the Company, to the full extent permitted by and in the manner permissible under the laws of the State of Delaware. In addition, the By-Laws permit the Board of Directors to authorize the Company to purchase and maintain insurance against any director, officer, employee or agent of the Company arising out of his capacity as such.

      Cytogen has obtained liability insurance for the benefit of its directors and officers which provides coverage for losses of directors and officers for liabilities arising out of claims against such persons acting as directors or officers of Cytogen (or any subsidiary thereof) due to any breach of duty, neglect, error, misstatement, misleading statement, omission or act done by such directors and officers, except as prohibited by law.

ITEM 16.   EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

      (a)   Exhibits

            3.1 Restated Certificate of Incorporation of Cytogen Corporation, as amended. (Incorporated by reference to Exhibit 3.1 to Cytogen Corporation's Form 10-Q Quarterly Report for the quarter ended June 30, 2000 and Exhibit 3 to Cytogen Corporation's Form 10-Q Quarterly Report for the quarter ended June 30, 1996.)

            3.2 Form of Certificate of Designations of Series C Junior Participating Preferred Stock of Cytogen Corporation. (Incorporated by reference to Exhibit 1 to Cytogen Corporation's Form 8-K Current Report filed on June 24, 1998. Such Form of Certificate of Designations of Series C Junior Participating Preferred Stock is contained as Exhibit A to that certain Rights Agreement by and between Cytogen Corporation and Chase Mellon Shareholder Services, L.L.C.)

            5.1   Opinion of Hale and Dorr LLP.

            23.1  Consent of Arthur Andersen LLP.

            23.2  Consent of Hale and Dorr LLP (included in Exhibit 5.1).

            24.1  Power of Attorney. (Included on signature page).

            ----------

ITEM 17.   UNDERTAKINGS.

      The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

     (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

     (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference in this Registration Statement.

      (2) That, for the purposes of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the indemnification provisions described herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on October 25, 2001.

                                       CYTOGEN CORPORATION


                                       By: /s/ H. Joseph Reiser
                                          -------------------------------------
                                          H. Joseph Reiser
                                          President and Chief Executive Officer

                        SIGNATURES AND POWER OF ATTORNEY

      We, the undersigned officers and directors of Cytogen Corporation, hereby severally constitute and appoint H. Joseph Reiser and Catherine M. Verna and each of them singly, our true and lawful attorneys with full power to any of them, and to each of them singly, to sign for us and in our names in the capacities indicated below the Registration Statement on Form S-3 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Cytogen Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                      Title                     Date
           ---------                      -----                     ----

/s/ H. Joseph Reiser             President, Chief Executive     October 25, 2001
----------------------------     Officer and Director
H.  Joseph Reiser                (Principal Executive Officer)

/s/ Lawrence R. Hoffman          Chief Financial Officer        October 25, 2001
----------------------------     (Principal Financial and
Lawrence R.  Hoffman             Accounting Officer)

/s/ John E. Bagalay, Jr.         Director                       October 25, 2001
----------------------------
John E.  Bagalay, Jr.

/s/ Stephen K. Carter            Director                       October 25, 2001
----------------------------
Stephen K.  Carter

                                 Director
----------------------------
James A. Grigsby

/s/ Robert F. Hendrickson        Director                       October 25, 2001
----------------------------
Robert F.  Hendrickson

/s/ Kevin G. Lokay               Director                       October 25, 2001
----------------------------
Kevin G.  Lokay

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                             DESCRIPTION
 ------   ----------------------------------------------------------------------

  3.1 Restated Certificate of Incorporation of Cytogen Corporation, as amended. (Incorporated by reference to Exhibit 3.1 to Cytogen Corporation's Form 10-Q Quarterly Report for the quarter ended June 30, 2000 and Exhibit 3 to Cytogen Corporation's Form 10-Q Quarterly Report for the quarter ended June 30, 1996.)

  3.2 Form of Certificate of Designations of Series C Junior Participating Preferred Stock of Cytogen Corporation. (Incorporated by reference to Exhibit 1 to Cytogen Corporation's Form 8-K Current Report filed on June 24, 1998. Such Form of Certificate of Designations of Series C Junior Participating Preferred Stock is contained as Exhibit A to that certain Rights Agreement by and between Cytogen Corporation and Chase Mellon Shareholder Services, L.L.C.)

   5.1    Opinion of Hale and Dorr LLP.

  23.1    Consent of Arthur Andersen LLP.

  23.2    Consent of Hale and Dorr LLP (included in Exhibit 5.1 filed herewith).

  24.1    Power of Attorney (included on signature page).

                                                                     EXHIBIT 5.1

                                HALE AND DORR LLP
                               COUNSELLORS AT LAW
                        650 COLLEGE ROAD EAST, 4TH FLOOR
                           PRINCETON, NEW JERSEY 08540
                         609-750-7600 / FAX 609-750-7700


                                          October 25, 2001

Cytogen Corporation
600 College Road East, CN 5308
Princeton, New Jersey 08540

      Subject: Registration Statement on Form S-3
               ----------------------------------

Ladies and Gentlemen:

      This opinion is furnished to you in connection with a Registration Statement on Form S-3 (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), for the registration of an aggregate of 10,000,000 shares of Common Stock, $.01 par value per share (the "Shares"), of Cytogen Corporation, a Delaware corporation (the "Company"). All of the Shares are being registered on behalf of the Company.

      We are acting as counsel for the Company in connection with the registration of the Shares. We have examined signed copies of the Registration Statement to be filed with the Commission. We have also examined and relied upon minutes of meetings of the stockholders and the Board of Directors of the Company as provided to us by the Company, stock record books of the Company as provided to us by the Company, the Certificate of Incorporation and By-Laws of the Company, each as restated and/or amended to date, and such other documents as we have deemed necessary for purposes of rendering the opinions hereinafter set forth.

      In our examination of the foregoing documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, the authenticity of the originals of such latter documents and the legal competence of all signatories to such documents.

      We assume that the appropriate action will be taken, prior to the offer and sale of the Shares, to register and qualify the Shares for sale under all applicable state securities or "blue sky" laws.

      We express no opinion herein as to the laws of any state or jurisdiction other than the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

      Based upon and subject to the foregoing and subject to the qualifications herein stated, we are of the opinion that with respect to any offering of the Shares if: (i) the Shares are sold pursuant to a purchase, underwriting or similar agreement, such purchase, underwriting or similar agreement has been duly authorized, executed and delivered by the Company and the other parties thereto and has become a valid and binding agreement of the Company; (ii) the terms of the Shares and of their issuance and sale have been duly established in conformity with the operative certificate of incorporation and bylaws of the



BOSTON  LONDON* MUNICH* NEW YORK  OXFORD* PRINCETON RESTON  WALTHAM  WASHINGTON
--------------------------------------------------------------------------------
     Hale and Dorr LLP is a Massachusetts Limited Liability Partnership and
                      includes Professional Corporations *
                      an independent joint venture law firm

Cytogen Corporation
October 25, 2001
Page 2


Company and the Delaware General Corporation Law so as to not violate any applicable law, the operative certificate of incorporation or bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (iii) the Company has received all requisite consents and waivers, if any, of its stockholders, then the Shares, when issued and sold in accordance with a duly authorized, executed and delivered purchase, underwriting or similar agreement, if any, will be duly authorized, validly issued, fully paid and nonassessable, assuming that a sufficient number of shares of Common Stock are authorized or reserved and available for issuance and that the consideration for the issuance and sale of the Shares is not less than the par value of the Company's Common Stock.

      It is understood that this opinion is to be used only in connection with the offer and sale of the Shares while the Registration Statement, as finally amended (including all necessary post-effective amendments) is in effect and an appropriate prospectus supplement with respect to the Shares has been prepared, delivered and filed in compliance with the Securities Act and all applicable rules promulgated thereunder.

      Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any change in any of these sources of law or subsequent legal or factual developments which might affect any matters or opinions set forth herein.

      We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement in accordance with the requirements of
Item 601(b)(5) of Regulation S-K under the Securities Act and to the use of our name therein and in the related prospectus under the caption "Legal Matters." In giving such consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

                                          Very truly yours,

                                          /s/ HALE AND DORR LLP

                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this S-3 registration statement of our report dated February 1, 2001 included in Cytogen Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.



                                    /s/ ARTHUR ANDERSEN LLP




Philadelphia, Pennsylvania
October 25, 2001

                                                Filed Pursuant to Rule 424(b)(2)
                                                              File No. 333-72226

                               CYTOGEN CORPORATION

               PROSPECTUS SUPPLEMENT NO. 1 DATED JANUARY 22, 2002
                    TO THE PROSPECTUS DATED OCTOBER 25, 2001

                                10,000,000 SHARES
                                       OF
                                  COMMON STOCK

     We are selling 2,970,665 shares of common stock with this prospectus supplement and the accompanying prospectus at a purchase price of $2.693 per share, for aggregate proceeds of $8.0 million.

     You should read this prospectus supplement along with the accompanying prospectus. These documents contain information you should consider when making your investment decision. You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone else to provide you with different or additional information. The last reported sale of our common stock on January 18, 2002 was $2.40 per share. Our common stock is listed for trading on the Nasdaq National Market under the symbol "CYTO."

     This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the common stock offered hereby. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy our common stock in any circumstances in which an offer or solicitation is unlawful.

     Information in this prospectus supplement and the accompanying prospectus may change after the date on the front of the applicable document. You should not interpret the delivery of this prospectus supplement or the accompanying prospectus or the sale of the common stock as an indication that there has been no change in our affairs since such dates.

     Our  principal  executive  offices are  located at 600  College  Road East,
Princeton,   New  Jersey  08540.   Our  telephone   number  is  (609)  750-8200.

                         ------------------------------

     INVESTING IN OUR COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS" BEGINNING ON PAGE 4 OF THE PROSPECTUS.

                         ------------------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         ------------------------------

           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JANUARY 22, 2002.

                                     TABLE OF CONTENTS                   PAGE

Prospectus Supplement

Use Of Proceeds                                                           S-2
Plan Of Distribution                                                      S-2
Market For Our Common Stock                                               S-2
Information Incorporated By Reference                                     S-3
Forward-Looking Statements                                                S-3

Prospectus

About This Prospectus                                                      2
Cytogen Corporation                                                        3
Risk Factors                                                               4
Forward-Looking Statements                                                20
Use Of Proceeds                                                           21
Plan Of Distribution                                                      22
Legal Matters                                                             23
Experts                                                                   23
Where You Can Find More Information                                       23
Information Incorporated By Reference                                     23
Indemnification Of Directors And Officers                                 24

                                 USE OF PROCEEDS

     We will use the net proceeds of this offering of our common stock for general corporate purposes, including, principally, working capital and capital expenditures.

                              PLAN OF DISTRIBUTION

     We have not yet issued or sold any shares of our common stock pursuant to the prospectus dated October 25, 2001 which is part of our Registration Statement on Form S-3 (File No. 333-72226).

     We are offering 2,970,665 shares of our common stock to the State of Wisconsin Investment Board pursuant to this prospectus supplement. The common stock will be purchased at a price of $2.693 per share, for aggregate proceeds to us of $8,000,000. Such purchase price is based upon a five percent (5%) discount to market.

     We issued the shares of common stock described in this prospectus supplement directly to the State of Wisconsin Investment Board in a negotiated transaction in which no party is acting as an underwriter or receiving any finder's or placement fees. Prior to this issuance, the State of Wisconsin Investment Board held, and continues to hold, the largest number of shares of common stock of any of our stockholders.

     Upon sale under the registration statement that includes this prospectus supplement, the securities registered by such registration statement and this prospectus supplement will be freely tradable in the hands of persons other than our affiliates.

     We agreed, under the terms of a Share Purchase Agreement by and between us and the State of Wisconsin Investment Board, dated January 18, 2002, to indemnify and hold harmless the State of Wisconsin Investment Board, each person, if any, who controls the State of Wisconsin Investment Board within the meaning of Section 15 of the Securities Act of 1933, as amended and each officer, director, employee and agent of the State of Wisconsin Investment Board and of any such controlling person against any and all liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation of any representation, warranty, covenant or undertaking by us contained in such Share Purchase Agreement. We have agreed to reimburse the State of Wisconsin Investment Board for its reasonable legal and other expenses (including the reasonable cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

                           MARKET FOR OUR COMMON STOCK

     Our common stock is listed on the Nasdaq National Market under the symbol "CYTO." On January 18, 2002, the closing price of one share of our common stock was $2.40. The common stock sold under this prospectus supplement will be listed on the Nasdaq National Market after we notify the Nasdaq National Market that the shares have been issued. As of January 15, 2002, we had 79,793,241 shares of common stock outstanding.

                      INFORMATION INCORPORATED BY REFERENCE

     In addition to those documents set forth under the heading Information Incorporated By Reference in the accompanying prospectus, we also incorporate by reference herein our proxy statement for our Annual Meeting of Stockholders held on June 19, 2001.

                           FORWARD-LOOKING STATEMENTS

     This prospectus supplement includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated in this prospectus supplement regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee that we actually will achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included with or incorporated in this prospectus supplement, particularly under the heading "Risk Factors" in the accompanying prospectus, that we believe could cause actual results or events to differ materially from the forward-looking statements that we make. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. We do not assume any obligation to update any forward-looking statements.

     You should not unduly rely on forward-looking statements contained or incorporated by reference in this prospectus supplement. Actual results or outcomes may differ materially from those predicted in our forward-looking statements due to the risks and uncertainties inherent in our business.

                                    EXHIBIT D

               TRUSTEES OF THE STATE OF WISCONSIN INVESTMENT BOARD



Jon D. Hammes                             Wayne McCaffery
John Petersen III                         George F. Lightbourn
Eric O. Stanchfield                       James R. Nelsen
Andrea Steen Crawford                     William R. Sauey
James A. Senty

RELEVANT EMPLOYEES OF THE STATE OF WISCONSIN INVESTMENT BOARD

All Transactions
----------------

Patricia Lipton            Executive Director
Jean Ledford               Chief Investment Officer - Equities
Jon Traver                 Chief Investment Officer - Fixed Income
Keith Johnson              Chief Legal Counsel
Teresa Lau                 Assistant Legal Counsel
Cynthia Richson            Assistant Legal Counsel

For Small Cap Portfolio Direct Placements
-----------------------------------------

John Nelson                Investment Director
Chad Neumann               Assistant Portfolio Manager
Jackie Doeler              Securities Analyst
Mark Traster               Securities Analyst
Dan Kane                   Securities Analyst

                                   APPENDIX I

                               CYTOGEN CORPORATION

                         STOCK CERTIFICATE QUESTIONNAIRE



     Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

     State of Wisconsin Investment Board
     -----------------------------------

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above: Same
                                                ----

3. The mailing address of the Registered Holder listed in response to item 1 above:

     121 E. Wilson Street
     ------------------------------------------------------

     Madison,  WI  53702
     ------------------------------------------------------

     Attention: Investment Director - Small Cap Equities
     ------------------------------------------------------


4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

     396006423
     ---------